Exhibit 99.2

To: FBC Employees
Subject: An Exciting New Chapter for Farmer Brothers
From: Communications

Farmer Brothers Team,

I have some significant and exciting news to share with you. This morning, we announced we have entered into a definitive agreement with Royal Cup in which Royal Cup will acquire all outstanding shares of Farmer Brothers stock for $1.29 per share in an all-cash transaction. As a result, Farmer Brothers will combine with Royal Cup and become a privately held company.

While the acquisition is expected to be completed by our fiscal fourth quarter ending June 30, 2026, the combining of the two companies will take more time. More information about this transition will be coming in the weeks and months ahead. In the meantime, Farmer Brothers and Royal Cup will continue to operate as separate, competing businesses.

Farmer Brothers has always been driven by the belief that connections are built over coffee, and this transaction is a true example of that as it will combine us and Royal Cup – two long-standing industry leaders. Bringing together more than 250 years of coffee expertise, this transaction allows us to enhance our manufacturing and production capabilities, combine our industry-leading distribution networks, create even greater economies of scale and ultimately better serve a growing, nationwide customer base.

Combining our organizations also provides numerous benefits for our team members, including greater potential opportunities for career development within a larger organization. With that said, I know all of you have questions about what this means for you, your families and the future of Farmer Brothers. Please join me and the rest of the leadership team today, March 4 at 10 a.m. Central for a town hall where we will provide as much information as possible.

It is important to note that while this news was announced publicly today, it still must go through a customary closing process and will not close immediately. There will be a transition period and as a result, I want to remind you to refrain from making any comments on this news externally outside of the talking points which will be provided shortly. Should you receive inquiries from investors, the media or others, please direct them to our Director of Communications Brandi Wessel at bwessel@farmerbros.com.

Farmer Brothers remains committed to building connections over coffee as we continue to deliver the high-quality coffee, tea, culinary products and services we have always been known for. While this process is ongoing, business will continue as normal. There will not be any changes for our team members, customers, vendors, suppliers or partners.

I want to thank each of you for your hard work and dedication. I have no doubt we will continue to embody the values that have driven Farmer Brothers for almost 115 years as we serve our customers throughout this transition and beyond. The future is incredibly bright, and I am excited to see what opportunities this next chapter will bring.

Sincerely,

John Moore
President and Chief Executive Officer

Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, Farmer Brothers Coffee Co. plans to file a proxy statement and certain other documents regarding the transaction with the Securities and Exchange Commission (SEC). The definitive proxy statement (if and when available) will be mailed to stockholders of the company. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders of the company will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the company through the website maintained by the SEC at sec.gov. Copies of the documents filed with the SEC by the company will also be available to stockholders of the company free of charge on the company’s website at farmerbros.com or by written request to Farmer Brothers’ corporate secretary at 14501 N Fwy, Fort Worth, Texas 76177, Attn: Corporate Secretary.

Participants in the Solicitation

The company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the company’s stockholders in connection with the transaction. Information about the directors and executive officers of the company is set forth in its annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Sept. 11, 2025, its Amendment No. 1 to annual report on Form 10-K for the year ended June 30, 2025, which was filed with the SEC on Oct. 24, 2025 and in other documents filed with the SEC by the company and its officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials in connection with the transaction to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical facts, including, without limitation, statements relating to the transaction, including the ability to complete, the timing of completion of, and the results of, the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement, conduct and operations continuing as usual during the period between signing the merger agreement and closing the transaction, potential opportunities for career development and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “expects,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “continues,” or similar expressions. Such statements are based upon the current beliefs and expectations of management of the Company. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (1) the risk that the proposed transaction may not be completed in a timely manner or at all; (2) the risk of legal proceedings that may be instituted against the company related to the merger agreement, which may result in significant costs of defense, indemnification and liability; (3) the possibility that competing acquisition proposals for the company will be made; (4) the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the company to pay a termination fee; (6) the effects of disruption from the transactions on the company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners; (7) the company’s sales; (8) changes in operating costs, such as production, transportation and labor; (9) the company’s ability to leverage its existing management and infrastructure; (10) changes in general and administrative expenses, capital expenditures, effective tax rate, impairment and other costs; (11) general economic conditions and (12) conditions beyond the company’s control such as timing of government policies, natural disasters, acts of war or terrorism. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the company’s public filings with the SEC from time to time, including the company’s most recent annual report on Form 10-K for the year ended June 30, 2025, quarterly reports on Form 10-Q and current reports on Form 8-K. The company’s stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update any forward-looking statements, except as required by law.